Retirement Plans, Postretirement And Postemployment Benefits (Schedule Of Accumulated Benefit Obligations In Excess Of Plan Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Retirement Plans, Postretirement And Postemployment Benefits [Abstract]
Projected benefit obligation	$ 456,365	$ 397,985
Accumulated benefit obligation	417,179	366,234
Fair value of plan assets	$ 324,485	$ 311,061